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                                                                    EXHIBIT 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
Stewart Finance Company

      We consent to the use of our report in the Form SB-2 Registration Statement and related Prospectus of Stewart Finance Company and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the Prospectus.




                           PECHTER & ASSOCIATES, P.C.



Atlanta, Georgia
November 4, 1999